Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON

(Exact name of trustee as specified in its charter)

New York	13-5160382
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

225 Liberty Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

Legal Department

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

(212) 635-1270

(Name, address and telephone number of agent for service)

ALITHEIA RESOURCES INC.

(Exact name of obligor as specified in its charter)

Delaware	56-2475147
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

10300 Town Park Drive, Houston, TX 77072, United States of America	77072
(Address of principal executive offices)	(Zip code)

CGG

(Exact name of obligor as specified in its charter)

Republic of France	74-1734402
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Tour Maine Montparnasse, 33, avenue du Maine, 75015 Paris, France	Not Applicable
(Address of principal executive offices)	(Zip code)

CGG HOLDING B.V.

(Exact name of obligor as specified in its charter)

Netherlands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Bordewijklaan 58, 2591 XR’s Gravenhage, The Netherlands	Not Applicable
(Address of principal executive offices)	(Zip code)

CGG HOLDING (U.S.) INC.

(Exact name of obligor as specified in its charter)

Delaware	74-1813790
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

10300 Town Park Drive, Houston, TX 77072, United States of America	77072
(Address of principal executive offices)	(Zip code)

CGG LAND (U.S.) INC.

(Exact name of obligor as specified in its charter)

Delaware	76-0542437
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

10300 Town Park Drive, Houston, TX 77072, United States of America	77072
(Address of principal executive offices)	(Zip code)

CGG MARINE B.V.

(Exact name of obligor as specified in its charter)

Netherlands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Bordewijklaan 58, 2591 XR’s Gravenhage, The Netherlands	Not Applicable
(Address of principal executive offices)	(Zip code)

CGG SERVICES (U.S.) INC.

(Exact name of obligor as specified in its charter)

Delaware	20-8026762
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

10300 Town Park Drive, Houston, TX 77072, United States of America	77072
(Address of principal executive offices)	(Zip code)

VIKING MARITIME INC.

(Exact name of obligor as specified in its charter)

Delaware	76-0677405
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

10300 Town Park Drive, Houston, TX 77072, United States of America	77072
(Address of principal executive offices)	(Zip code)

Second Lien Senior Secured Notes

(Title of the indenture securities)

1.	General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of the Department of Financial Services of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	550 17th Street, N.W., Washington, D.C. 20429

The Clearing House Association L.L.C.	450 West 33rd Street, New York, N.Y. 10001

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.

A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits la and lb to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).

4.	A copy of the existing By-laws of the Trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-207042).

6.	The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-188382).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, The Bank of New York Mellon, a banking corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in London, England, on the thirtieth day of August, 2017.

THE BANK OF NEW YORK MELLON

By:	/s/ Michael Lee
Name: Michael Lee
Title: Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON

of 225 Liberty Street, New York, N.Y. 10286

And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 2017, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS	Dollar amounts in thousands
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	4,189,000
Interest-bearing balances	85,914,000
Securities:
Held-to-maturity securities	40,424,000
Available-for-sale securities	74,557,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	0
Securities purchased under agreements to resell	13,632,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, held for investment	32,260,000
LESS: Allowance for loan and lease losses	137,000
Loans and leases, held for investment, net of allowance	32,123,000
Trading assets	3,022,000
Premises and fixed assets (including capitalized leases)	1,391,000
Other real estate owned	4,000
Investments in unconsolidated subsidiaries and associated companies	570,000
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	6,308,000
Other intangible assets	876,000
Other assets	17,866,000

Total assets	280,876,000

Dollar amounts in thousands
LIABILITIES
Deposits:
In domestic offices	126,191,000
Noninterest-bearing	80,114,000
Interest-bearing	46,077,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	112,793,000
Noninterest-bearing	9,023,000
Interest-bearing	103,770,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	693,000
Securities sold under agreements to repurchase	2,388,000
Trading liabilities	3,136,000
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	2,784,000
Not applicable
Not applicable
Subordinated notes and debentures	515,000
Other liabilities	6,552,000

Total liabilities	255,052,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	10,643,000
Retained earnings	15,327,000
Accumulated other comprehensive income	-1,631,000
Other equity capital components	0
Total bank equity capital	25,474,000
Noncontrolling (minority) interests in consolidated subsidiaries	350,000
Total equity capital	25,824,000

Total liabilities and equity capital	280,876,000

I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Thomas P. Gibbons,
Chief Financial Officer

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Gerald L. Hassell Catherine A. Rein Joseph J. Echevarria	Directors